UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

June 25, 2007
Date of Report (Date of Earliest Event Reported)

Option One Mortgage Loan Trust 2007-6
(Exact name of issuing entity as specified in its charter)

Option One Mortgage Corporation
(Exact name of Sponsor as specified in its charter)

Option One Mortgage Acceptance Corporation
(Exact name of Depositor as specified in its charter)


 New York                 333-130870-12                 54-2199913
(State or other           (Commission                   54-2199914
 Jurisdiction              File Number)                 54-2199915
 of Incorporation)                                      54-2199916
                                                        54-2199917
                                                        54-2199918
                                                       (IRS Employer
                                                        Identification No)

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

On June 26, 2007 the Trustee became aware of a systems error with respect to the June 25, 2007 distributions on Option One Mortgage Loan Trust 2007-6. As a result of this systems error, the distributions for Trust were not made to investors until June 26, 2007. The distributions to investors were confirmed to be correctly paid on June 26, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Option One Mortgage Acceptance Corporation
(Depositor)

By: Option One Mortgage Acceptance Corporation
By: /s/ William L. O'Neill
By: William L. O'Neill, Senior Vice President
Date: June 27, 2007